UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2019

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the Current Report on Form 8-K of Arcimoto, Inc. (the “Company”) filed on November 21, 2018 in which it was disclosed that Mark Frohnmayer had exchanged 2,000,000 of his shares of Company common stock for 2,000,000 shares of the Company’s Class C preferred stock (the “Class C Preferred Stock”). The terms of the Class C Preferred Stock will automatically convert into 2,000,000 shares of common stock upon the filing of an amendment to the Company’s Restated Articles that increases the number of authorized shares of common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2019, at the Arcimoto, Inc. (the “Company”) annual meeting of shareholders (the “Annual Meeting”), the shareholders approved an amendment to the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan, which was previously adopted by the Board of Directors subject to shareholder approval. A description of the terms and conditions of the plan and the amendment is included in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 1, 2019 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s shareholders approved an amendment to the Company’s Second Amended and Restated Articles of Incorporation increasing the number of shares of authorized common stock, no par value per share, from 20,000,000 shares to 60,000,000. The amendment will be effective upon its filing with the Secretary of State of the State of Oregon. The amendment is set forth as Exhibit 3(i) to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 11, 2019. Of the 15,538,765 shares of the Company’s common stock and the 2,000,000 shares of the Company’s Class C Preferred Stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 13,984,102 shares, representing approximately 80% of the total voting power of all of the outstanding common and preferred shares. At the Annual Meeting, the shareholders voted on five proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.	The following individuals were elected to serve as directors of the Company, each of whom will hold office until the 2020 annual meeting of shareholders and until his or her successor is duly elected and qualified. Votes cast were as follows:

Nominee	For	Withheld	Broker Non-Vote
Mark D. Frohnmayer	11,109,474	18,059	2,856,659
Terry L. Becker	11,107,660	19,873	2,856,659
Jeff Curl	11,106,253	21,280	2,856,659
Joshua S. Scherer	11,094,016	33,517	2,856,659
Jesse G. Eisler	11,109,211	18,322	2,856,659

2.	The proposed amendment to the Company’s Second Amended Articles of Incorporation was approved. Votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
13,607,207	308,294	68,601	-

3.	The proposed amendment to the Arcimoto, Inc. 2018 Omnibus Stock Incentive Plan was approved. Votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
10,979,227	121,729	26,577	2,856,269

Item 9.01.	Exhibits.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

Exhibit Index

Exhibit No.	Description
3(i)	Amendment to Second Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: May 16, 2019	By:	/s/ Douglas M. Campoli
Douglas M. Campoli
Chief Financial Officer

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